Exhibit 10.4

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This Amended and Restated Registration Rights Agreement (this “Agreement”) is made as of December 29, 2020, by and among Golden Nugget Online Gaming, Inc. (f/k/a Landcadia Holdings II, Inc.), a Delaware corporation (the “Company”), Jefferies Financial Group Inc., a New York corporation (“Jefferies”), Tilman J. Fertitta (“Mr. Fertitta”, and, together with Jefferies, each a “Sponsor” and, collectively, the “Sponsors”), Landry’s Fertitta, LLC (“LF LLC”), and any person or entity who hereafter becomes a party to this Agreement pursuant to Section 5.2 of this Agreement (together with the Sponsors and LF LLC, each a “Holder” and, collectively, the “Holders”).

RECITALS

WHEREAS, this Agreement is made and entered into in connection with the closing of the transaction (the “Transaction”) contemplated by that certain Purchase Agreement, dated as of June 28, 2020, by and among the Company, Golden Nugget Online Gaming, Inc. (f/k/a Landry’s Finance Acquisition Co. (“GNOG”), LHGN HoldCo, LLC (“Landcadia HoldCo”), GNOG Holdings, LLC (“GNOG HoldCo”) and LF LLC (as the same may be amended from time to time, the “Purchase Agreement”), pursuant to which LF LLC agreed to contribute 100% of the membership interests in GNOG HoldCo to Landcadia HoldCo in exchange for, inter alia, membership interests in Landcadia HoldCo (the “HoldCo Class B Units”) and a corresponding number of shares of a new, non-economic Class B common stock, par value $0.0001 per share, of the Company (the “New Class B Common Stock”);

WHEREAS, immediately prior to the closing of the Transaction, the Sponsors owned all of the 7,906,250 Founder Shares (as defined below) then outstanding;

WHEREAS, in connection with the closing of the Transaction, Jefferies forfeited 2,543,750 of the Founder Shares then held by it;

WHEREAS, at the closing of the Transaction, all of the then outstanding Founder Shares automatically converted, on a one-for-one basis, into shares of Class A Common Stock (as defined below);

WHEREAS, the Sponsors also hold an aggregate of 5,883,333 Private Placement Warrants (as defined below), each of which became exercisable to purchase one share of Class A Common Stock after the closing of the Transaction, in accordance with its terms;

WHEREAS, in connection with the closing of the Transaction, the Company, Landcadia HoldCo and LF LLC entered into that certain amended and restated limited liability company agreement of Landcadia HoldCo (such agreement, as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “LLC Agreement”);

WHEREAS, the LLC Agreement provides that, according to the terms and subject to the conditions set forth therein, holders of the HoldCo Class B Units are entitled to cause Landcadia HoldCo to exchange all or a portion of their HoldCo Class B Units (upon surrender of a corresponding number of shares of New Class B Common Stock) for either an equal number of shares of Class A Common Stock or, at the election of the Company, the cash equivalent of the market value thereof;

WHEREAS, pursuant to the Purchase Agreement, the Company agreed to register for resale under the Securities Act the shares of Class A Common Stock issuable to LF LLC and its permitted transferees pursuant to the Purchase Agreement and the LLC Agreement; and

WHEREAS, this Agreement amends and restates in its entirety that certain Registration Rights Agreement, dated as of May 6, 2019, by and among the Company, Jefferies, Fertitta Entertainment Inc., a Texas corporation, as predecessor in interest to Mr. Fertitta, and the other parties thereto.

AGREEMENT

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Article I
DEFINITIONS

Section 1.1              Definitions. The terms defined in this Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:

“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chief Executive Officer or principal financial officer of the Company, after consultation with counsel to the Company, (a) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (b) would not be required to be made at such time if the Registration Statement were not being filed, and (c) the Company has a bona fide business purpose for not making such information public.

“Agreement” shall have the meaning given in the Preamble.

“Blackout Period” shall have the meaning given in Section 3.4(b).

“Business Day” shall mean any day of the year on which national banking institutions in New York are open to the public for conducting business and are not required or authorized to close.

“Class A Common Stock” shall mean the Class A common stock, par value $0.0001 per share, of the Company.

“Closing Date” shall have the meaning given in the Purchase Agreement.

“Commission” shall mean the Securities and Exchange Commission.

“Company” shall have the meaning given in the Preamble.

“Demanding Holder” shall have the meaning given in Section 2.2(a).

“Effectiveness Deadline” shall have the meaning given in Section 2.1.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

“Form S-3” shall have the meaning given in Section 2.4.

“Founder Shares” shall mean shares of the Class B common stock, par value $0.0001 per share, of the Company outstanding prior to the closing of the Transaction.

“HoldCo Class B Units” shall have the meaning given in the Preamble.

“Holders” shall have the meaning given in the Preamble.

“Initial Shelf” shall have the meaning given in Section 2.1.

“LLC Agreement” shall have the meaning given in the Recitals.

“Maximum Number of Securities” shall have the meaning given in Section 2.2(b).

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements in a Registration Statement or Prospectus in the light of the circumstances under which they were made not misleading.

“New Class B Common Stock” shall have the meaning given in the Recitals.

“Notice” shall have the meaning given to it in Section 5.1.

“Piggyback Registration” shall have the meaning given in Section 2.3.

“Private Placement Warrants” means the warrants that were issued to the Sponsors concurrently with the Company’s initial public offering, each of which will become exercisable for one share of Class A Common Stock after the closing of the Transaction, in accordance with its terms.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Purchase Agreement” shall have the meaning given in the Recitals.

“Registrable Securities” shall mean (a) any shares of Class A Common Stock issued or issuable by the Company upon conversion of any Founder Shares into shares of Class A Common Stock in connection with the closing of the Transaction in accordance with the Third Amended and Restated Certificate of Incorporation of the Company, (b) any shares of Class A Common Stock issued or issuable by the Company in connection with the exchange of any HoldCo Class B Units, in accordance with the terms of the LLC Agreement, including the exchange of HoldCo Class B Units issued to LF LLC (or any of its permitted transferees) upon any Intercompany Agreement Contribution (as defined in the LLC Agreement), (c) any shares of Class A Common Stock issued or issuable by the Company upon the exercise by a Holder or its permitted transferee of Private Placement Warrants, (d) any shares of Class A Common Stock held by any Holder on the Closing Date or thereafter, and (e) any other equity security of the Company issued or issuable to any Holder with respect to any such share of Class A Common Stock referred to in clauses (a) – (d) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, however, that, as to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (ii) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (iii) such securities shall have ceased to be outstanding; or (iv) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

“Registration” shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” shall mean the out-of-pocket expenses of a Registration, including, without limitation, the following:

(a)                all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any securities exchange on which the Class A Common Stock is then listed;

(b)                fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(c)                printing, messenger, telephone and delivery expenses;

(d)                reasonable fees and disbursements of counsel for the Company;

(e)                reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration (including the expenses of any special audit and “comfort letters” required by or incident to such performance); and

(f)                 reasonable fees and expenses of legal counsel of any Holder in connection with any Registration.

“Registration Statement” shall mean any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Replacement S-3 Shelf” shall have the meaning given in Section 2.1.

“Representative” shall mean, with respect to any person, such person’s affiliates and its and their respective directors, officers, employees, managers, members, stockholders, partners, incorporators, trustees, counsel, financial advisors, accountants, auditors and other agents or authorized representatives.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Suspension Period” shall have the meaning given in Section 3.4(a).

“Transactions” shall have the meaning given in the Recitals.

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Offering” shall mean an offering in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

Article II
REGISTRATIONS

Section 2.1              Registration Statement. The Company shall, as soon as practicable after the Closing Date, but in any event within 30 days after the Closing Date, file a Registration Statement under the Securities Act to permit the public resale of all the Registrable Securities held by the Holders from time to time as permitted by Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) on the terms and conditions specified in this Section 2.1 and shall use its reasonable best efforts to cause such Registration Statement to be declared effective as soon as practicable after the filing thereof, but in any event no later than the earlier of (a) 60 days (or 90 days if the Commission notifies the Company that it will “review” the Registration Statement) after the Closing Date and (b) the tenth Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effectiveness Deadline”). The Registration Statement filed with the Commission pursuant to this Section 2.1 shall be on Form S-1 or such other form of registration statement as is then available to effect a registration for resale of such Registrable Securities, covering such Registrable Securities, and shall contain a Prospectus in such form as to permit any Holder to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) at any time beginning on the effective date for such Registration Statement. If the initial Registration Statement (the “Initial Shelf”) filed by the Company pursuant to this Section 2.1 is on Form S-1, upon the Company becoming eligible to register the Registrable Securities for resale by the Holders on Form S-3, the Company shall use its reasonable best efforts to amend the Initial Shelf to a Registration Statement on Form S-3 or file a Registration Statement on Form S-3 in substitution of the Initial Shelf (the “Replacement S-3 Shelf”) and cause the Replacement S-3 Shelf to be declared effective as soon as practicable thereafter. A Registration Statement filed pursuant to this Section 2.1 shall provide for the resale pursuant to any method or combination of methods legally available to, and requested by, the Holders. The Company shall use its reasonable best efforts to cause a Registration Statement filed pursuant to this Section 2.1 to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, that another registration statement is available, for the resale of all the Registrable Securities held by the Holders until all such Registrable Securities have ceased to be Registrable Securities. If at any time a Registration Statement filed pursuant to this Section 2.1 is not effective or is not otherwise available for the resale of all the Registrable Securities held by the Holders, Holder(s) of at least 15% of the then-outstanding Registrable Securities (any such Holder, a “Demanding Holder”) may demand registration under the Securities Act of all or part of their Registrable Securities at any time and from time to time, and the Company shall use its reasonable best efforts to file with the Commission following receipt of any such demand one or more Registration Statements with respect to all such Registrable Securities and to cause such Registration Statement to be declared effective by the Commission as soon as practicable after the filing thereof. As soon as practicable following the effective date of a Registration Statement filed pursuant to this Section 2.1, but in any event within three Business Days of such date, the Company shall notify the Holders of the effectiveness of such Registration Statement. When effective, a Registration Statement filed pursuant to this Section 2.1 (including any documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any Prospectus contained in such Registration Statement, in the light of the circumstances under which such statement is made).

Section 2.2              Underwritten Offering.

(a)                In the event that any Holder elects to dispose of Registrable Securities under a Registration Statement pursuant to an Underwritten Offering of all or part of such Registrable Securities that are registered by such Registration Statement, then the Company shall, upon the written demand of a majority-in-interest of the Demanding Holders, enter into an underwriting agreement in a form as is customary in Underwritten Offerings of equity securities with the managing Underwriter or Underwriters selected by such Demanding Holders in consultation with the Company, and shall take all such other reasonable actions as are requested by the managing Underwriter or Underwriters in order to expedite or facilitate the disposition of such Registrable Securities. In addition, the Company shall give prompt written notice to each other Holder regarding such proposed Underwritten Offering, and such notice shall offer such Holders the opportunity to include in the Underwritten Offering such number of Registrable Securities as each such Holder may request. Each such Holder shall make such request in writing to the Company within five Business Days after the receipt of any such notice from the Company, which request shall specify the number of Registrable Securities intended to be disposed of by such Holder. Each Holder proposing to distribute its Registrable Securities through an Underwritten Offering pursuant to this Section 2.2 shall enter into an underwriting agreement with the underwriters, which underwriting agreement shall contain such representations, covenants, indemnities (subject to Article IV) and other rights and obligations as are customary in underwritten offerings of equity securities; provided, however, that no such Holder shall be required to make any representations or warranties to or agreements with the Company or the Underwriters other than representations, warranties or agreements regarding such Holder’s authority to enter into such underwriting agreement and to sell, and its ownership of, the securities being registered on its behalf, its intended method of distribution and any other representation required by law.

(b)                If the managing Underwriter or Underwriters in an Underwritten Offering, in good faith, advises the Company and the Demanding Holder that the dollar amount or number of Registrable Securities that the Demanding Holder desires to sell, taken together with all other shares of Class A Common Stock or other equity securities that the Company or any other Holder desires to sell and the shares of Class A Common Stock, if any, as to which a Registration has been requested pursuant to separate written contractual piggy-back registration rights held by any other stockholders who desire to sell, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering, as follows:

(i)                 first, the Registrable Securities of the Demanding Holders pro rata based on the respective number of Registrable Securities that each Demanding Holder has requested be included in such Underwritten Offering and the aggregate number of Registrable Securities that the Demanding Holders have requested be included in such Underwritten Offering that can be sold without exceeding the Maximum Number of Securities;

(ii)               second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Registrable Securities of Holders (pro rata, based on the respective number of Registrable Securities that each such Holder has so requested) exercising their rights to register their Registrable Securities pursuant to Section 2.2(a) hereof, without exceeding the Maximum Number of Securities;

(iii)             third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i) or clause (ii), the shares of Class A Common Stock held by persons or entities that the Company is obligated to register in a Registration pursuant to separate written contractual arrangements with such persons, which collectively can be sold without exceeding the Maximum Number of Securities; and

(iv)              fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), clause (ii), or clause (iii), shares of Class A Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities.

(c)                A Demanding Holder shall have the right to withdraw all or any portion of its Registrable Securities included in an Underwritten Offering pursuant to this Section 2.2 for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters of its intention to withdraw from such Underwritten Offering prior to the pricing of such Underwritten Offering and such withdrawn amount shall no longer be considered an Underwritten Offering. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with an Underwritten Offering prior to its withdrawal under this Section 2.2(c).

Section 2.3              Piggyback Registration.

(a)                If at any time the Company proposes to file a Registration Statement under the Securities Act with respect to equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of stockholders of the Company (or by the Company and by the stockholders of the Company including, without limitation, pursuant to Section 2.2 hereof) on a form that would permit registration of Registrable Securities, other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing stockholders, (iii) for an offering of debt that is convertible into equity securities of the Company, (iv) for a dividend reinvestment plan or (v) on Form S-4, then the Company shall give written notice of such proposed filing to all of the Holders of Registrable Securities as soon as practicable but not less than ten days before the anticipated filing date of such Registration Statement, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (B) offer to all of the Holders of Registrable Securities the opportunity to register the sale of such number of Registrable Securities as such Holders may request in writing within five days after receipt of such written notice (in the case of an “overnight” or “bought” offering, such requests must be made by the Holders within three Business Days after the delivery of any such notice by the Company) (such Registration a “Piggyback Registration”); provided, however, that if the Company has been advised in writing by the managing Underwriter(s) that the inclusion of Registrable Securities for sale for the benefit of the Holders will have an adverse effect on the price, timing or distribution of the Class A Common Stock in the Underwritten Offering, then (1) if no Registrable Securities can be included in the Underwritten Offering in the opinion of the managing Underwriter(s), the Company shall not be required to offer such opportunity to the Holders or (2) if any Registrable Securities can be included in the Underwritten Offering in the opinion of the managing Underwriter(s), then the amount of Registrable Securities to be offered for the accounts of Holders shall be determined based on the provisions of Section 2.3(b). Subject to Section 2.3(b), the Company shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and shall use its reasonable best efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the Holders pursuant to this Section 2.3 to be included in a Piggyback Registration on the same terms and conditions as any similar securities of the Company included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. If no written request for inclusion from a Holder is received within the specified time, each such Holder shall have no further right to participate in such Underwritten Offering. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this Section 2.3 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Company; provided, however, that (A) no such Holder shall be required to make any representations or warranties to or agreements with the Company or the Underwriters other than representations, warranties or agreements regarding such Holder’s authority to enter into such underwriting agreement and to sell, and its ownership of, the securities being registered on its behalf, its intended method of distribution and any other representation required by law and (B) no Holder shall be required to agree to any indemnification obligations on the part of such Holder that are greater than its obligations pursuant to Article IV.

(b)                If the managing Underwriter or Underwriters in an Underwritten Offering that is to be a Piggyback Registration, in good faith, advises the Company and the Holders of Registrable Securities participating in the Piggyback Registration in writing that the dollar amount or number of shares of Class A Common Stock that the Company desires to sell, taken together with (i) the shares of Class A Common Stock, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Holders of Registrable Securities hereunder, (ii) the Registrable Securities as to which registration has been requested pursuant to Sections 2.2 and 2.3, and (iii) the shares of Class A Common Stock, if any, as to which Registration has been requested pursuant to separate written contractual piggy-back registration rights of other stockholders of the Company, exceeds the Maximum Number of Securities, then:

(i)                 If the Registration is undertaken for the Company’s account, the Company shall include in any such Registration (A) first, shares of Class A Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to Sections 2.2 and 2.3 hereof which can be sold without exceeding the Maximum Number of Securities, allocated pro rata based on the respective number of Registrable Securities that each such Holder has requested be included in such Registration; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), shares of Class A Common Stock, if any, as to which Registration has been requested pursuant to written contractual piggy-back registration rights of other stockholders of the Company, which can be sold without exceeding the Maximum Number of Securities;

(ii)               If the Registration is pursuant to a request by persons or entities other than the Holders of Registrable Securities, then the Company shall include in any such Registration (A) first, shares of Class A Common Stock or other equity securities, if any, of such requesting persons or entities, other than the Holders of Registrable Securities, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to Sections 2.2 and 2.3 hereof which can be sold without exceeding the Maximum Number of Securities, allocated pro rata based on the respective number of Registrable Securities that each such Holder has requested be included in such Registration; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), shares of Class A Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), shares of Class A Common Stock or other equity securities for the account of other persons or entities that the Company is obligated to register pursuant to separate written contractual arrangements with such persons or entities, which can be sold without exceeding the Maximum Number of Securities.

(c)                Any Holder of Registrable Securities shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of its intention to withdraw from such Piggyback Registration prior to the pricing of such Underwritten Offering. The Company (whether on its own good faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this Section 2.3.

(d)                For purposes of clarity, any Registration effected pursuant to Section 2.3 hereof shall not be counted as a Registration effected under Section 2.2 hereof.

Section 2.4              Registrations on Form S-3. The Holders of Registrable Securities may at any time, and from time to time, request in writing that the Company, pursuant to Rule 415 under the Securities Act (or any successor rule promulgated thereafter by the Commission), register the resale of any or all of their Registrable Securities on Form S-3 or similar short form registration statement that may be available at such time (“Form S-3”); provided, however, that the Company shall not be obligated to effect such request through an Underwritten Offering. Within five days of the Company’s receipt of a written request from a Holder or Holders of Registrable Securities for a Registration on Form S-3, the Company shall promptly give written notice of the proposed Registration on Form S-3 to all other Holders of Registrable Securities, and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in such Registration on Form S-3 shall so notify the Company, in writing, within ten days after the receipt by the Holder of the notice from the Company. As soon as practicable thereafter, but not more than 12 days after the Company’s initial receipt of such written request for a Registration on Form S-3, the Company shall register all or such portion of such Holder’s Registrable Securities as are specified in such written request, together with all or such portion of Registrable Securities of any other Holder or Holders joining in such request as are specified in the written notification given by such Holder or Holders; provided, however, that the Company shall not be obligated to effect any such Registration pursuant to Section 2.3 hereof if (i) a Form S-3 is not available for such offering or (ii) the Holders of Registrable Securities, together with the Holders of any other equity securities of the Company entitled to inclusion in such Registration, propose to sell Registrable Securities and such other equity securities (if any) at any aggregate price to the public of less than $10,000,000.

Article III
COMPANY PROCEDURES

Section 3.1              General Procedures. The Company shall use its reasonable best efforts to effect the Registration of Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall, as expeditiously as practicable:

(a)                subject to Section 2.1, prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective pursuant to the terms of this Agreement until all of such Registrable Securities have been disposed of (if earlier);

(b)                prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all of such Registrable Securities have been disposed of (if earlier) in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

(c)                prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and the Holders of Registrable Securities included in such Registration, and to one legal counsel selected by the Holders, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Holders of Registrable Securities included in such Registration or the legal counsel selected by such Holders may request in order to facilitate the disposition of the Registrable Securities owned by such Holders;

(d)                prior to any public offering of Registrable Securities, use its reasonable best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

(e)                use its commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

(f)                 provide a transfer agent and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

(g)                advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

(h)                at least five days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus or any document that is to be incorporated by reference into such Registration Statement or Prospectus, furnish a copy thereof to each seller of such Registrable Securities or its counsel;

(i)                 notify the Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.4 hereof;

(j)                 permit a Representative of the Holders or of any Underwriter, if any, to participate, at each such person’s own expense (except to the extent any expenses of a Holder’s Representative constitute Registration Expenses), in the preparation of the Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such Representative in connection with the Registration; provided, however, that if any such Representative is not otherwise subject to confidentiality obligations, such Representative will enter into a confidentiality agreement, if requested by the Company, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information;

(k)                obtain a “cold comfort” letter from the Company’s independent registered public accountants in the event of an Underwritten Offering, in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter may reasonably request;

(l)                 on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain an opinion, dated as of such date, of counsel representing the Company for the purposes of such Registration, addressed to the placement agent or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as are customarily included in such opinions and negative assurance letters;

(m)              in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, on terms agreed to by the Company with the managing Underwriter of such offering;

(n)                make available to its security holders, as soon as reasonably practicable, an earnings statement (which need not be audited) covering the period of at least 12 months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission);

(o)                if the Registration involves the Registration of Registrable Securities involving gross proceeds in excess of $25,000,000, use its reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in such Underwritten Offering; and

(p)                otherwise, in good faith, take such customary actions reasonably necessary to effect the registration of such Registrable Securities contemplated hereby.

Section 3.2              Registration Expenses. The Registration Expenses of all Registrations shall be borne by the Company. It is acknowledged by the Holders and the Company that the Holders shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts and brokerage fees.

Section 3.3              Requirements for Participation in Underwritten Offerings. No person may participate in any Underwritten Offering for equity securities of the Company hereunder unless such person (a) agrees to sell such person’s securities on the basis provided in the underwriting agreement for such Underwritten Offering and (b) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting agreement, provided that the terms of such agreements and documents do not conflict with the terms contemplated this Agreement.

Section 3.4              Suspension of Sales; Adverse Disclosure.

(a)                Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, each of the Holders shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until it is advised in writing by the Company that the use of the Prospectus may be resumed (any such period, a “Suspension Period”).

(b)                If the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration (including in connection with an Underwritten Offering) at any time would require the Company to make an Adverse Disclosure or would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, then the Company may, upon giving prompt written notice to the Holders, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement (including in connection with an Underwritten Offering) for the shortest period of time, but in no event more than 30 days, determined in good faith by the Company to be necessary for such purpose (any such period, a “Blackout Period”). In the event the Company exercises its rights under the preceding sentence, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities.

(c)                The Company shall immediately notify the Holders of the expiration of any period during which it exercised its rights under this Section 3.4. Notwithstanding anything to the contrary in this Section 3.4, in no event shall any Suspension Period or any Blackout Period continue for more than 90 days in the aggregate during any 365-day period.

Section 3.5              Reporting Obligations. As long as any Holder shall own Registrable Securities, the Company, at all times while it shall be a reporting company under the Exchange Act, covenants to:

(a)                make and keep public information regarding the Company available, as those terms are understood and defined in Rule 144, at all times from and after the Closing Date until there are no Registrable Securities outstanding;

(b)                file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holders with true and complete copies of all such filings (the delivery of which will be satisfied by the Company’s filing of such reports on the Commission’s EDGAR system); and

(c)                The Company further covenants that it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Class A Common Stock held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission), including providing any legal opinions. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

Section 3.6              Removal of Legend. In connection with a sale of Registrable Securities by a Holder in reliance on Rule 144, the Holder or its broker shall deliver to the transfer agent and the Company a broker representation letter providing to the transfer agent and the Company any information the Company deems necessary to determine that the sale of the Registrable Securities is made in compliance with Rule 144. Upon receipt of such representation letter, the Company shall promptly direct its transfer agent to remove the notation of a restrictive legend in the Holder’s certificate or the book entry account maintained by the transfer agent, and the Company shall bear all costs associated therewith. At such time as the Registrable Securities have been sold pursuant to an effective registration statement under the Securities Act, if the book entry account or certificate for such Registrable Securities still bears any notation of restrictive legend, the Company agrees, upon request of the Holder or permitted assignee, to take all steps necessary to promptly effect the removal of any restrictive legend from the Registrable Securities, and the Company shall bear all costs associated therewith, regardless of whether the request is made in connection with a sale or otherwise, so long as the Holder or its permitted assigns provide to the Company any information the Company deems reasonably necessary to determine that the legend is no longer required under the Securities Act or applicable state laws.

Article IV
INDEMNIFICATION AND CONTRIBUTION

Section 4.1              Indemnification.

(a)                The Company agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers and directors and each person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including attorneys’ fees) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein. The Company shall indemnify the Underwriters, their officers and directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to the indemnification of the Holder.

(b)                In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and agents and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys’ fees) resulting from any untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement. The Holders of Registrable Securities shall indemnify the Underwriters, their officers, directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to indemnification of the Company.

(c)                Any person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d)                The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities. The Company and each Holder of Registrable Securities participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company’s or such Holder’s indemnification is unavailable for any reason.

(e)                If the indemnification provided under this Section 4.1 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this Section 4.1(e) shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Section 4.1(a), Section 4.1(b) and Section 4.1(c) above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.1(e) were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this Section 4.1(e). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 4.1(e) from any person who was not guilty of such fraudulent misrepresentation.

Article V
MISCELLANEOUS

Section 5.1              Notices. To be valid for purposes hereof, any notice, request, demand, waiver, consent, approval or other communication (any of the foregoing, a “Notice”) that is required or permitted hereunder shall be in writing. A Notice shall be deemed given only as follows: (a) on the date delivered personally; (b) three Business Days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or (c) one Business Day following deposit with a nationally recognized overnight courier service for next day delivery, charges prepaid, and, in each case, addressed to the intended recipient as set forth in this Section 5.1. Any notice or communication under this Agreement must be addressed, if to the Company, to: 1510 West Loop South, Houston, Texas 77027, and, if to any Holder, at such Holder’s address or contact information as set forth in the Company’s books and records. Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address shall become effective thirty (30) days after delivery of such notice as provided in this Section 5.1.

Section 5.2              Assignment; No Third-Party Beneficiaries.

(a)                This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part.

(b)                This Agreement and the rights, duties and obligations of the Holders of Registrable Securities hereunder may be freely assigned or delegated by such Holder of Registrable Securities in conjunction with and to the extent of any transfer of Registrable Securities by any such Holder, subject to compliance with Section 5.2(e) below.

(c)                This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Holders.

(d)                Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any person, other than the parties hereto, any right or remedies under or by reason of this Agreement.

(e)                No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (i) written notice of such assignment as provided in Section 5.1 and (ii) the written agreement of the assignee, in the form attached hereto as Exhibit A, to be bound by the terms and provisions of this Agreement. Any transfer or assignment made other than as provided in this Section 5.2 shall be null and void.

Section 5.3              Counterparts. This Agreement and agreements, certificates, instruments and documents entered into in connection herewith, may be executed in multiple counterparts, each of which when executed and delivered shall thereby be deemed to be an original and all of which taken together shall constitute one and the same instrument. Any party hereto may deliver signed counterparts of this Agreement to the other parties hereto by means of facsimile or portable document format (.PDF) signature.

Section 5.4              Governing Law.

(a)                This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction.

(b)                EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE APPLICABLE STATE OR FEDERAL COURTS SITTING IN THE STATE OF DELAWARE, FOR PURPOSES OF ALL LEGAL PROCEEDINGS, WHETHER IN LAW OR EQUITY, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER AGREEMENTS AND TRANSACTIONS CONTEMPLATED HEREBY, AND EACH PARTY HERETO HEREBY AGREES NOT TO COMMENCE ANY LEGAL PROCEEDING RELATED THERETO EXCEPT IN SUCH COURTS. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH COURT OR THAT SUCH ACTION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c)                TO THE EXTENT PERMITTED BY LAW, EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (AND SHALL CAUSE ITS SUBSIDIARIES AND AFFILIATES TO WAIVE) THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO IN CONNECTION HEREWITH. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR THE OTHER PARTIES HERETO TO ENTER INTO THIS AGREEMENT.

Section 5.5              Specific Performance. Each party hereto agrees that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any party hereto does not perform its obligations under the provisions of this Agreement in accordance with its specified terms or otherwise breach such provisions. Each party hereto acknowledges and agrees that each party hereto shall be entitled to an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, each without proof of damages, prior to the valid termination of this Agreement, this being in addition to any other remedy to which they are entitled under this Agreement. Each party hereto agrees that it shall not oppose the granting of specific performance and other equitable relief on the basis that the other parties have an adequate remedy at law or that an award of specific performance is not an appropriate remedy for any reason at law or equity. Each party hereto acknowledges and agrees that any party seeking an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 5.5 shall not be required to provide any bond or other security in connection with any such injunction.

Section 5.6              Severability. If any portion or provision hereof is to any extent declared illegal or unenforceable by a court of competent jurisdiction, then the remainder hereof, or the application of such portion or provision in circumstances other than those as to which it is so declared illegal or unenforceable, shall not be affected thereby, and each portion and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

Section 5.7              Interpretation. The headings and captions used in this Agreement have been inserted for convenience of reference only and do not modify, define or limit any of the terms or provisions hereof.

Section 5.8              Entire Agreement. This Agreement and the Purchase Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede any prior understandings, agreements, or representations by or between the parties hereto, written or oral, that may have related in any way to the subject matter hereof. No representations, warranties, covenants, understandings, agreements, oral or otherwise, relating to the subject matter hereof exist among the parties hereto, except as expressly set forth in this Agreement or the Purchase Agreement. In the event of a conflict between the provisions of this Agreement and the provisions of the Purchase Agreement, the Purchase Agreement shall govern.

Section 5.9              Amendments and Modifications. Upon the written consent of the Company and the Holders of at least a majority in interest of the Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one Holder, solely in its capacity as a holder of the shares of capital stock of the Company, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

Section 5.10           Other Registration Rights. The Company represents and warrants that no person, other than a Holder of Registrable Securities has any right to require the Company to register any securities of the Company for sale or to include such securities of the Company in any Registration filed by the Company for the sale of securities for its own account or for the account of any other person. Further, the Company represents and warrants that this Agreement supersedes any other registration rights agreement or agreement with similar terms and conditions among the parties and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail.

Section 5.11           Term. This Agreement shall terminate upon the date as of which no Holders (or permitted assignees under Section 5.2) hold any Registrable Securities. The provisions of Section 3.5 and Article IV shall survive any termination.

Section 5.12           Limitation on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Sponsors and LF LLC, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which (a) are equivalent to or more favorable than the registration rights granted to the Holders hereunder, or (b) would reduce the amount of Registrable Securities the holders can include in any registration filed pursuant to Section 2.1, Section 2.2, Section 2.3 or Section 2.4 hereof, unless such rights are subordinate to those of the Holders.

Section 5.13           No Recourse. Notwithstanding any provision of this Agreement to the contrary, this Agreement may only be enforced against, and any claim or cause of action based upon, arising out of, or related to this Agreement may only be brought against, the entities that are expressly named as parties to this Agreement and then only with respect to the specific obligations set forth herein with respect to such party. Without limiting the rights of the parties under and to the extent provided under Section 5.5, except to the extent a named party to this Agreement (and then only to the extent of the specific obligations undertaken by such named party to this Agreement), (i) no past, present or future Representative of any named party to this Agreement or any Ancillary Agreement and (ii) no past, present or future Representative of any named party to this Agreement shall have any liability (whether in contract, tort, equity or otherwise) for any one or more of the representations, warranties, covenants, agreements or other obligations or liabilities of any one or more of the parties under this Agreement of or for any claim based on, arising out of, or related to this Agreement.

Section 5.14           Further Assurances. In connection with this Agreement and the transactions contemplated hereby, upon the written request by the Company, each Holder shall execute and deliver any additional documents and instruments and perform any additional acts that may be reasonably necessary to effectuate and perform the provisions of this Agreement and the transactions contemplated hereby.

* * * * *

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed as of the date first written above.

COMPANY:

GOLDEN NUGGET ONLINE GAMING, INC. (f/k/a Landcadia Holdings II, Inc.)

By:	/s/ Steven L. Scheinthal
Name:	Steven L. Scheinthal
Title:	Vice President

HOLDERS:

JEFFERIES FINANCIAL GROUP INC.

By:	/s/ Nicholas Daraviras
Name:	Nicholas Daraviras
Title:	Managing Director

TILMAN J. FERTITTA

/s/ Tilman J. Fertitta

LANDRY’S FERTITTA, LLC

By:	/s/ Rick H. Liem
Name:	Rick H. Liem
Title:	Vice President and Treasurer

Signature Page to Registration Rights Agreement

EXHIBIT A

JOINDER

Joinder

The undersigned is executing and delivering this Joinder pursuant to the Amended and Restated Registration Rights Agreement, dated as of __________________ (as the same may hereafter be amended, the “Registration Rights Agreement”), among Golden Nugget Online Gaming, Inc. (f/k/a Landcadia Holdings II, Inc.), a Delaware corporation (the “Company”), and the other person named as parties therein.

By executing and delivering this Joinder to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Registration Rights Agreement as a Holder in the same manner as if the undersigned were an original signatory to the Registration Rights Agreement, and the undersigned’s ________________ number of shares of _____________________ shall be included as Registrable Securities under the Registration Rights Agreement.

Accordingly, the undersigned has executed and delivered this Joinder as of the ___ day of ____________, ____.

Signature of Stockholder

Print Name of Stockholder

Address:	_______________________________

Agreed and Accepted as of:
_____________________.

GOLDEN NUGGET ONLINE GAMING, INC.

By:
Title: